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                                                                  EXHIBIT 23.01

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated May 5, 2000 included in insci-statements.com corp.'s Annual Report on Form 10-KSB for the year ended March 31, 2000 and to all references to our Firm included in this Registration Statement.


                                               /s/  Arthur Andersen LLP


Boston, Massachusetts
August 28, 2000